UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Enterprises, Inc. (the “Registrant”) conducted a conference call on December 17, 2025, beginning at approximately 8:30 a.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2026 ended November 30, 2025. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. The Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA margin on a trailing 12-months (“TTM”) basis. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, to/from EBITDA certain items that the Registrant believes are not necessarily indicative of its operating performance, such as those listed in the table below and previously described in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 16, 2025. TTM adjusted EBITDA margin is calculated by dividing TTM adjusted EBITDA by net sales. The tables below provide a reconciliation from net earnings (the most comparable GAAP financial measure) to adjusted EBITDA for the TTM ended November 30, 2025 and 2024.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2026	2026	2025	2025
Net earnings (GAAP)	$27,029	$34,821	$3,614	$39,339
Plus: Net loss attributable to noncontrolling interest	299	327	263	324
Net earnings attributable to controlling interest	27,328	35,148	3,877	39,663
Interest expense (income), net	1,472	63	(60)	628
Income tax expense	8,751	10,860	4,717	13,240
EBIT (1)	37,551	46,071	8,534	53,531
Impairment of goodwill and long-lived assets	-	-	50,813	-
Restructuring and other expense, net	1,644	2,476	1,372	5,374
Loss on partial sale of investment in SES	2,950	-	-	-
Unrealized loss on investment in marketable securities	1,243	-	-	-
Non-cash settlement charges in miscellaneous expense	-	-	5,000	-
Non-recurring loss in equity income	-	-	3,387	-
Adjusted EBIT (1)	43,388	48,547	69,106	58,905
Depreciation and amortization	13,764	13,086	12,555	11,950
Stock-based compensation	3,326	3,427	3,399	2,924
Adjusted EBITDA (non-GAAP)	$60,478	$65,060	$85,060	$73,779

TTM adjusted EBITDA (non-GAAP)	$284,377

TTM net earnings margin (GAAP)	8.4%
TTM adjusted EBITDA margin (non-GAAP)	22.7%

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2025	2025	2024	2024
Net earnings (loss) (GAAP)	$28,009	$24,008	$(31,784)	$22,000
Plus: Net loss attributable to noncontrolling interest	251	245	263	-
Net earnings (loss) attributable to controlling interest	28,260	24,253	(31,521)	22,000
Interest expense (income), net	1,033	489	(9)	50
Income tax expense	9,100	6,782	4,986	18,471
EBIT (1)	38,393	31,524	(26,544)	40,521
Impairment of goodwill and long-lived assets	-	-	32,975	-
Restructuring and other expense, net	2,620	1,158	28,624	698
Separation costs	-	-	240	2,999
Non-cash settlement charges in miscellaneous expense	-	-	11,077	8,103
Pension settlement charge in equity income	-	-	1,040	-
Non-recurring loss in equity income	-	-	-	-
Adjusted EBIT (1)	41,013	32,682	47,412	52,321
Depreciation and amortization	11,927	11,830	12,424	11,949
Stock-based compensation	3,273	3,925	3,332	2,602
Adjusted EBITDA (non-GAAP)	$56,213	$48,437	$63,168	$66,872

TTM adjusted EBITDA (non-GAAP)	$234,690

TTM net earnings margin (GAAP)	7.0%
TTM adjusted EBITDA margin (non-GAAP)	20.1%

(1)
EBIT and adjusted EBIT are non-GAAP financial measures. However, these measures are not used by management to evaluate the Registrant's performance, engage in financial and operational planning, or to determine incentive compensation. Instead, they are included as subtotals in the reconciliation of net earnings to adjusted EBITDA, which is a non-GAAP financial measure used by management.

During the conference call, the Registrant referred to free cash flow and free cash flow conversion for the TTM ended November 30, 2025. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. Free cash flow is calculated by subtracting investment in property, plant, and equipment from net cash provided by operating activities. Free cash flow conversion is calculated by dividing free cash flow by net earnings attributable to controlling interest. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to free cash flow and the calculation of operating cash flow conversion (the most comparable GAAP financial measure) and free cash flow conversion for the TTM ended November 30, 2025.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2026	2026	2025	2025
Net cash provided by operating activities (GAAP)	$51,518	$41,061	$62,414	$57,131
Investment in property, plant and equipment	(12,432)	(13,195)	(13,086)	(12,704)
Free cash flow (non-GAAP)	$39,086	$27,866	$49,328	$44,427

TTM net cash provided by operating activities (GAAP)	$212,124
TTM free cash flow (non-GAAP)	$160,707

TTM net earnings attributable to controlling interest (GAAP)	$106,016
TTM adjusted net earnings attributable to controlling interest (Non-GAAP)	$168,136

TTM operating cash flow conversion (GAAP)	200%
Free cash flow conversion (Non-GAAP) (1)	96%

During the conference call, the Registrant referred to the ratio of net debt to TTM adjusted EBITDA, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to TTM adjusted EBITDA is calculated by subtracting cash and cash equivalents from total debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by TTM adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the TTM ended November 30, 2025, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) is outlined below.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
	2026	2026	2025	2025
Net cash provided by operating activities (GAAP)	$51,518	$41,061	$62,414	$57,131
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	2,755	13,029	4,151	(6,738)
Interest expense (income), net	1,473	63	(60)	628
Income tax expense	8,751	10,860	4,717	13,240
Impairment of long-lived assets	-	-	(50,813)	-
Benefit from (provision for) deferred income taxes	(561)	(2,958)	7,568	8,016
Impairment of investment in note receivable	-	-	(5,000)	-
Loss on partial sale of investment in SES	-	-	-	-
Unrealized loss on investment in marketable securities	(1,243)	-	-	-
Bad debt (expense) benefit	(230)	21	31	(1,128)
Equity in net income of unconsolidated affiliates, net of distributions	(5,108)	181	2,041	(3,089)
Net gain (loss) on sale of assets	(3,012)	-	(824)	21
Less: noncontrolling interest	298	327	263	324
EBITDA (Non-GAAP) (1)	$54,641	$62,584	$24,488	$68,405
Adjustments:
Impairment of long-lived assets	-	-	50,813	-
Restructuring and other expense, net	1,644	2,476	1,372	5,374
Impairment of investment in note receivable	-	-	5,000	-
Loss on partial sale of investment in SES	2,950	-	-	-
Unrealized loss on investment in marketable securities	1,243	-	-	-
Non-recurring loss in equity income	-	-	3,387	-
Adjusted EBITDA (Non-GAAP) (1)	$60,478	$65,060	$85,060	$73,779

(1)
Excludes the impact of noncontrolling interest.

November 30,
(In thousands)	2025
Long-term debt	$305,255
Less: cash and cash equivalents	180,288
Net debt	$124,967

TTM adjusted EBITDA (non-GAAP)	$284,377

Net debt to TTM adjusted EBITDA (non-GAAP)	0.44

During the conference call, the Registrant referred to net sales and selling, general and administrative expenses (“SG&A”) excluding Elgen, acquired on June 18, 2025 (“adjusted net sales” and “adjusted SG&A”, respectively). Adjusted net sales and adjusted SG&A are non-GAAP financial measures that management uses to illustrate the comparability of results on an organic basis. The following provides a reconciliation of net sales and SG&A (the most comparable GAAP financial measures) to adjusted net sales and adjusted SG&A for the three months ended November 30, 2025 and 2024.

	Three Months Ended
	November 30,		$	%
	2026	2025	Change	Change
Consolidated net sales	$327,452	$274,046	$53,406	19.5%
Less: net sales attributable to Elgen	24,561	-	24,561
Adjusted net sales	$302,891	$274,046	$28,845	10.5%

Consolidated SG&A	$70,721	$67,918	$2,803	4.1%
Less: SG&A attributable to Elgen	4,123	-	4,123
Adjusted SG&A	$66,598	$67,918	$(1,320)	(1.9%)

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 16, 2025. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on December 16, 2025 (the “Financial News Release”) reporting results for the three-month period ended November 30, 2025. The Financial News Release was made available on the Registrant’s website throughout the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Enterprises, Inc. Earnings Conference Call for Second Quarter of Fiscal 2026 (Fiscal Quarter ended November 30, 2025), held on December 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	December 19, 2025	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary